UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2021 (April 27, 2021)

CASI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20713	58-1959440
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

9620 Medical Center Drive, Suite 300

Rockville, Maryland 20850

(Address of principal executive offices) (Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	CASI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements.

On April 27, 2021, the Compensation Committee of the Board of Directors (the “Board”) of CASI Pharmaceuticals, Inc. (the “Company”) revised the annual compensation and benefits of Dr. Wei-Wu He, Chairman and Chief Executive Officer. The following are material terms of Dr. He’s compensation:

•	An annual base salary of $100,000, beginning on the day after the date of the 2021 Annual Meeting of Stockholders and, unless otherwise determined by the Compensation Committee in its sole discretion, continuing until the fourth anniversary date of the 2021 annual meeting; and
•	Continuation of housing allowance for an apartment in Beijing, an allowance for tuition for pre-college age children, and Company paid health insurance.

In addition, on April 27, 2021, upon the recommendation of the Compensation Committee, the Board approved a grant of stock options to Dr. He. The grant of stock options are conditioned upon stockholder approval at the 2021 Annual Meeting of Stockholders. The grant consists of time-based and performance-based stock options. Under the terms of the grant, Dr. He will receive a time-based option exercisable for four million shares of common stock that will vest and become exercisable over four years, in 25% cumulative annual installments beginning on the first anniversary of the date of grant. In addition, the Board approved the grant of a performance-based option exercisable for four million shares of common stock, which will vest only if, within the time period commencing on the day after the date of the 2021 Annual Meeting of Stockholders and ending on June 30, 2025, the Company achieves specific product sales milestones. The options will have an exercise price of $1.73, the closing market price of the common stock on the date of grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI Pharmaceuticals, Inc. (Registrant)

By:	/s/ Cynthia W. Hu
Cynthia W. Hu
Chief Operating Officer, General Counsel and Secretary

Date: April 30, 2021